EXHIBIT 10.17

AMENDMENT NO. 1
TO
CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of May 21, 2014 (this “Agreement”), among PILGRIM’S PRIDE CORPORATION, a Delaware corporation (the “Company”), TO-RICOS, LTD., a Bermuda company, TO-RICOS DISTRIBUTION, LTD., a Bermuda company (collectively, the “Borrowers”), the various Subsidiaries (such capitalized term and all other capitalized terms not defined herein shall have the meanings provided for in Article I) of the Company parties hereto, the various financial institutions parties hereto (collectively, the “Lenders”), and COBANK, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.
W I T N E S S E T H:
WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of August 7, 2013 (the “Existing Credit Agreement”), and the other Loan Documents;
WHEREAS, the Borrowers have requested that, as of the Effective Date, the Existing Credit Agreement be amended as herein provided; and
WHEREAS, the Lenders are willing, subject to the terms and conditions hereinafter set forth, to make such amendments;
NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Agreement shall have the following meanings:
“Administrative Agent” is defined in the preamble.
“Agreement” is defined in the preamble.
“Amended Credit Agreement” means the Existing Credit Agreement as amended by this Agreement as of the Effective Date.
“Borrowers” is defined in the preamble.
“Company” is defined in the preamble.
“Effective Date” is defined in Section 5.1.
“Existing Credit Agreement” is defined in the first recital.
“Lenders” is defined in the preamble.

SECTION 1.2. Other Definitions. Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Existing Credit Agreement.
ARTICLE II
AMENDMENTS

Effective on (and subject to the occurrence of) the Effective Date, clauses (b), (c), (e) and (f) of the definition “Permitted Investments” as set forth in the Existing Credit Agreement are, respectively, amended and restated in their entirety as follows:
“(b)    investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a rating of at least A-3 or better by S&P or P-3 or better by Moody’s;
(c)    investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000 and which has, at the time of acquisition of the applicable certificate of deposit, banker’s acceptance or time deposit, (i) in the case of such investments maturing within 180 days from the date of acquisition thereof, short-term debt ratings of A-3 or better by S&P or P-3 or better by Moody’s, and (ii) in the case of such investments maturing later than 180 days (but in any event within one year) from the date of acquisition thereof, long-term debt ratings of BBB- or better by S&P or Baa3 or better by Moody’s;
(e)     direct obligations issued by any State of the United States or any political subdivision of such state or public instrumentality thereof maturing within one year and having, at the time of acquisition, a rating of at least BBB- or better by S&P or Baa3 or better by Moody’s;
(f)    money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated BBB- or better by S&P or Baa3 or better by Moody’s and (iii) have portfolio assets of at least $5,000,000,000; and”
ARTICLE III
REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to make the amendments provided for in Article II, each Borrower hereby (a) represents and warrants that (i) each of the representations and warranties of the Loan Parties contained in the Existing Credit Agreement and in the other Loan Documents is true and correct in all material respects on and as of the date hereof, except that such representations and warranties (A) that relate solely to an earlier date shall be true and correct in all material respects as of such earlier date and (B) shall be true and correct in all respects to the extent they are qualified by a materiality standard and (ii) no Default or Event of Default has occurred and is continuing; and (b) agrees that the incorrectness in any respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default. Without limiting the foregoing, each Borrower hereby (x) ratifies and confirms all of the terms, covenants and conditions set forth in the Loan Documents and hereby agrees that it remains unconditionally liable to the Administrative Agent and the Lenders in accordance with the respective terms, covenants and conditions set forth in the Loan Documents, and all the Collateral thereto in favor of the Administrative Agent (for the benefit of the Lender Parties) continues unimpaired and in full force and effect, and (y) waives all defenses, claims, counterclaims, rights of recoupment or set-off against any of its Obligations.

ARTICLE IV
ACKNOWLEDGMENT OF SUBSIDIARIES

By executing this Agreement, each Subsidiary of the Company that is a party hereto hereby confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date each reference therein to the Credit Agreement shall refer to the Existing Credit Agreement after giving effect to this Agreement. Without limiting the foregoing, each such Subsidiary waives all defenses, claims, counterclaims, rights of recoupment or set-off with respect to any of such Subsidiary’s Obligations.
ARTICLE V
CONDITIONS TO EFFECTIVENESS; EXPIRATION

SECTION 5.1. Effective Date. This Agreement shall become effective (the “Effective Date”) when the conditions set forth in this Section have been satisfied.
SECTION 5.1.1 Execution of Agreement. The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered on behalf of the Borrowers, each of the Subsidiaries of the Company parties to the Existing Credit Agreement and the Required Lenders.
SECTION 5.1.2 Representations and Warranties. The representations and warranties made by the Borrowers pursuant to Article III as of the Effective Date shall be true and correct.
SECTION 5.2. Expiration. If the Effective Date has not occurred on or prior to 10:00 a.m. (New York,New York time) on May 30, 2014, the agreements of the parties contained in this Agreement shall terminate immediately on such date and without further action.
ARTICLE VI
MISCELLANEOUS
SECTION 6.1. Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.
SECTION 6.2. Loan Document Pursuant to Amended Credit Agreement. This Agreement is a Loan Document executed pursuant to the Amended Credit Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended or otherwise unmodified and in full force and effect.
SECTION 6.3. Limitation of Amendments. The amendments set forth in Article II shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of any Borrower or any other Loan Party which would require the consent of any of the Lenders under the Existing Credit Agreement or any other Loan Document.
    SECTION 6.4. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
SECTION 6.5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 6.6. Further Assurances. The Borrowers shall execute and deliver, and shall cause each other Loan Party to execute and deliver, from time to time in favor of the Administrative Agent and the Lenders, such documents, agreements, certificates and other instruments as shall be necessary or advisable to effect the purposes of this Agreement.
SECTION 6.7. Costs and Expenses. The Borrowers agree to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, including the reasonable and documented out-of-pocket fees, charges and disbursements of legal counsel for the Administrative Agent, that are incurred in connection with the execution and delivery of this Agreement and the other agreements and documents entered into in connection herewith.
SECTION 6.8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.
SECTION 6.9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 6.10. Entire Agreement. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

BORROWERS:
PILGRIM’S PRIDE CORPORATION
By:	/s/ Gustavo Biscardi
	Name:	Gustavo Biscardi
	Title:	Treasurer

TO-RICOS, LTD.
By:	/s/ Fabio Sandri
	Name:	Fabio Sandri
	Title:	CFO

TO-RICOS DISTRIBUTION, LTD.
By:	/s/ Fabio Sandri
	Name:	Fabio Sandri
	Title:	CFO

OTHER LOAN PARTIES:
PILGRIM’S PRIDE CORPORATION OF WEST VIRGINIA, INC.
By:	/s/ Fabio Sandri
	Name:	Fabio Sandri
	Title:	CFO

ADMINISTRATIVE AGENT:
COBANK, ACB, as Administrative Agent

By:	/s/ James H. Matzat
	Name:	James H. Matzat
	Title:	Vice President

LENDERS:

COBANK, ACB, as Lender and as Swingline Lender
By:	/s/ James H. Matzat
	Name:	James H. Matzat
	Title:	Vice President
COÖPERATIVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH as Lender
By:	/s/ Michalene Donegan
	Name:	Michalene Donegan
	Title:	Executive Director
By:	/s/ Stephen Gilbert
	Name:	Stephen Gilbert
	Title:	Executive Director
BANK OF MONTREAL as Lender
By:	/s/ Philip Langheim
	Name:	Philip Langheim
	Title:	Managing Director

ING CAPITAL LLC, as Lender
By:	/s/ Dan Lamprecht
	Name:	Dan Lamprecht
	Title:	Managing Director
BARCLAYS BANK PLC, as Lender
By:	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Vice President
BANK OF AMERICA, N.A., as Lender
By:	/s/ Kory Clark
	Name:	Kory Clark
	Title:	Senior Vice President
THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Rafael Tobon
	Name:	Rafael Tobon
	Title:	Director
By:	/s/ Juan Pablo Jimenez
	Name:	Juan Pablo Jimenez
	Title:	Associate Director

SOCIÉTÉ GÉNERALE, as Lender
By:	/s/ Emmanuel Chesneau
	Name:	Emmanuel Chesneau
	Title:	Managing Director
By:	/s/ Lina A. Garcia
	Name:	Lina A. Garcia
	Title:	Director

U.S. BANK NATIONAL ASSOCIATION, as Lender
By:	/s/ Harry J Brown
	Name:	Harry J Brown
	Title:	Vice President

WELLS FARGO BANK NATIONAL ASSOCIATION, as Lender
By:	/s/ Jeffry S. Millican
	Name:	Jeffry S. Millican
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Lender
By:	/s/ Jeffry S. Millican
	Name:	Scott Goodwin
	Title:	Vice President / Officer
FARM CREDIT EAST (F/K/A FIRST PIONEER FARM CREDIT, ACA), as Lender
By:	/s/ Kerri B. Sears
	Name:	Kerri Sears
	Title:	Vice President
FIFTH THIRD BANK, as Lender
By:	/s/ Dwayne Sharp
	Name:	Dwayne Sharp
	Title:	Vice President
MORGAN STANLEY SENIOR FUNDING, INC., as Lender
By:	/s/ Brendan MacBride
	Name:	Brendan MacBride
	Title:	Vice President

BRANCH BANKING AND TRUST COMPANY, as Lender
By:	/s/ Bradford F. Scott
	Name:	Bradford F. Scott
	Title:	Senior Vice President
FARM CREDIT BANK OF TEXAS, as Lender
By:	/s/ Luis M. H. Requejo
	Name:	Luis M. H. Requejo
	Title:	Director, Capital Markets